UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2023 (May 15, 2023)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6655 Peachtree Dunwoody Road,
Atlanta, Georgia 30328
(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Special Incentive Program Terms and Conditions

On May 16, 2023, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors (the “Board”) of Newell Brands Inc. (the “Company”) adopted the 2023 Special Incentive Program Terms and Conditions (the “SIP”) to incentivize performance against multi-year financial goals and to aid in the retention of certain Company executives. Pursuant to the SIP, the Company will grant awards to certain key executives, including each of the Company’s named executive officers (the “SIP Awards”).

The value of the SIP Awards to each of the named executive officers is determined by the Committee (or, in the case of the CEO, the Board) and expressed as a dollar value (the “Base Value”). Other than awards to the CEO and CFO as described below, the SIP Awards will generally consist of performance-based restricted stock units (“PRSUs”) valued at 50% of the Base Value, and time based restricted stock units (“TRSUs”) valued at 35% of the Base Value, in each case granted under the Company’s shareholder approved Newell Brands Inc. 2022 Incentive Plan (the “2022 Incentive Plan”), as well as a one-time cash bonus valued at 15% of the Base Value. TRSUs granted pursuant to the SIP will fully vest on the one-year anniversary of the date of grant, subject to continued employment with the Company. PRSUs granted pursuant to the SIP (other than the grants to the CEO and CFO described below) will vest as follows: 70% of the total PRSU grant will vest on the two-year anniversary of the grant date, subject to the achievement of applicable performance measures and continued employment; and the remaining 30% of the total PRSU grant will vest on the three-year anniversary of the grant date, subject to the achievement of the applicable performance measures and continued employment.

CEO and CFO SIP Awards

The SIP Awards to be granted to Christopher H. Peterson, the Company’s President and Chief Executive Officer (“CEO”), and Mark J. Erceg, the Company’s Chief Financial Officer (“CFO”), will consist entirely of PRSUs that vest on February 27, 2026, subject to the achievement of the applicable performance goals and continued employment with the Company.

Performance Goals

The PRSUs awarded under the SIP may vest between 0% to 200% depending upon achievement of performance goals set by the Committee for Gross Margin Improvement and Free Cash Flow Productivity (as defined in the SIP). The total payout percentage applicable to the SIP Award shall be equal to the average of the payout percentage for Gross Margin Improvement and the payout percentage for Free Cash Flow Productivity. The measurement periods for determining the achievement of the performance goals for (i) Messrs. Peterson and Erceg and (ii) the other key executives will be as set forth in the SIP, respectively.

Other Terms

The TRSU and PRSU grants awarded pursuant to the SIP (collectively, the “RSUs”) will be evidenced by Restricted Stock Unit Agreements in accordance with the 2022 Incentive Plan, which will specify, among other things, the number of RSUs subject to the awards, the vesting schedule and the payment provisions, including dividend or dividend equivalent payment provisions.

The one-time cash bonus will be paid in December 2023, subject to continued employment on the payment date, and the TRSUs and PRSUs will be granted to each of the Company’s named executive officers on July 5, 2023.

The summary above is qualified in its entirety by reference to the SIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Named Executive Officer SIP Awards

The table below reflects the dollar value of SIP Awards to each of the named executive officers, approved by the Board or Committee, as applicable:

Christopher H. Peterson, President and Chief Executive Officer	$15,000,000
Mark J. Erceg, Chief Financial Officer	$7,200,000
Bradford R. Turner, Chief Legal & Administrative Officer and Corporate Secretary	$3,625,000
Kristine K. Malkoski, Segment CEO – Learning & Development	$2,181,250
Michael P. McDermott, Segment CEO – Commercial Solutions	$2,181,250

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 15, 2023, as part of its periodic review of corporate governance matters, the Company’s Board approved amendments to the Company’s By-Laws, as previously amended on May 7, 2019 (as so amended, the “Amended By-Laws” and such amendments, the “By-Law Amendments”). The By-Law Amendments, which are effective immediately, make updates to the informational and procedural requirements in the advance notice provisions in Article III and address the adoption by the U.S. Securities and Exchange Commission (the “SEC”) of “universal proxy” rules and related requirements (the “Universal Proxy Rules”), including to require certification of compliance with the Universal Proxy Rules and provide that the Company is not required to include a stockholder nomination in its proxy statement if the nominating stockholder fails to comply with the Universal Proxy Rules. The By-Law Amendments also update Article XIII to provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be, to the fullest extent permitted by law, the sole and exclusive forum for any action asserting a claim under the Securities Act of 1933. Finally, the By-Law amendments also include other conforming, technical and non-substantive changes.

The foregoing description of the By-Law Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference herein.

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2023. For more information on the proposals presented at the meeting, please see the Company’s Definitive Proxy Statement, filed with the SEC on April 5, 2023, as supplemented (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The number of shares of common stock voted on matters presented at the Annual Meeting was 377,112,744 of the 414,127,306 shares outstanding as of the March 20, 2023 record date for the Annual Meeting. Below is a summary of the items voted on by the stockholders at the Annual Meeting.

The stockholders elected each of the following eleven nominees to the Board of Directors for a one-year term by a majority vote:

	For	Against	Abstain	Broker Non-Votes
Patrick D. Campbell	342,287,191	3,103,782	520,794	31,200,977
Gaoxiang (Gary) Hu	335,903,176	9,687,783	320,808	31,200,977
Jay L. Johnson	317,545,356	28,028,985	337,426	31,200,977
Gerardo I. Lopez	343,165,927	2,420,105	325,735	31,200,977
Courtney R Mather	342,745,292	2,864,102	302,373	31,200,977
Christopher H. Peterson	342,447,522	3,153,775	310,470	31,200,977
Bridget Ryan Berman	327,307,078	18,290,763	313,926	31,200,977
Judith A. Sprieser	342,796,362	2,811,927	303,478	31,200,977
Stephanie P. Stahl	343,564,415	2,025,376	321,976	31,200,977
Robert A. Steele	330,443,157	15,151,914	316,696	31,200,977
David P. Willetts	341,948,352	3,637,411	326,004	31,200,977

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2023:

For	Against	Abstain
373,564,098	3,107,156	441,490

The stockholders approved the advisory resolution to approve executive compensation (“Say-On-Pay”):

For	Against	Abstain	Broker Non-Votes
329,319,617	15,240,217	1,351,933	31,200,977

The stockholders approved a One Year Frequency for the vote on the advisory resolution to approve executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
338,227,317	531,866	6,702,954	449,630	31,200,977

In light of these results and in accordance with its previous recommendation in the Proxy Statement, the Company’s Board determined that the Company will hold future advisory Say-on-Pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

The stockholders did not approve the stockholder proposal to amend the stockholder right to action by written consent:

For	Against	Abstain	Broker Non-Votes
27,989,163	316,795,317	1,127,287	31,200,977

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

3.1	By-Laws of Newell Brands Inc., as amended effective as of May 15, 2023

10.1	Newell Brands Inc. 2023 Special Incentive Program Terms and Conditions

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: May 19, 2023	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal & Administrative Officer and Corporate Secretary

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